Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments
Our investments include both equity method and consolidated investments. Those entities identified as VIEs have been evaluated to determine whether we are the primary beneficiary. The VIEs included under Consolidated Investments below are those for which we have concluded that we are the primary beneficiary and accordingly, consolidate these entities. We have not provided any financial support to any of our VIEs during the year that we were not previously contractually obligated to provide except for the capital contribution to BRI discussed below.
Authoritative guidance related to the consolidation of VIEs requires that we continually reassess whether we are the primary beneficiary of VIEs in which we have an interest. As such, the conclusion regarding the primary beneficiary status is subject to change and we continually evaluate circumstances that could require consolidation or deconsolidation.
Equity Investments
Investment in MillerCoors
MillerCoors has a Board of Directors consisting of five MCBC-appointed and five SABMiller-appointed directors. The percentage interests in the profits of MillerCoors are 58% for SABMiller and 42% for MCBC, and voting interests are shared 50%-50%. Each party to the MillerCoors joint venture agreed not to transfer its economic or voting interests in the joint venture for a period of five years from July 1, 2008, and certain rights of first refusal will apply to any subsequent assignment of such interests. Our interest in MillerCoors is accounted for under the equity method of accounting.
Summarized financial information for MillerCoors is as follows (in millions):
Condensed Balance Sheet

	As of
	December 31, 2011	December 31, 2010
Current assets	$810.9	$815.9
Non-current assets	8,861.7	8,972.1
Total assets	$9,672.6	$9,788.0
Current liabilities	$922.7	$932.9
Non-current liabilities	1,471.3	1,273.4
Total liabilities	2,394.0	2,206.3
Noncontrolling interests	36.7	30.5
Owners' equity	7,241.9	7,551.2
Total liabilities and equity	$9,672.6	$9,788.0
Results of Operations

	For the years ended
	December 31, 2011	December 31, 2010	December 31, 2009
Net sales	$7,550.2	$7,570.6	$7,574.3
Cost of goods sold	(4,647.9)	(4,686.3)	(4,720.9)
Gross profit	$2,902.3	$2,884.3	$2,853.4
Operating income(1)	$1,020.3	$1,078.9	$866.1
Net income attributable to MillerCoors(1)	$1,003.8	$1,057.0	$842.8

(1)
Fiscal year 2011 includes special charges of $60.0 million for a write-down in the value of the Sparks brand and a $50.9 million charge resulting from the planned assumption of the Milwaukee Brewery Worker's Pension Plan, an underfunded multi-employer pension plan. Fiscal year 2010 and fiscal year 2009 include special charges of $30.3 million and $49.4 million, respectively, primarily driven by pension curtailment losses and integration costs.

The following represents MCBC's proportional share in MillerCoors' net income, reported under the equity method (in millions):

	For the years ended
	December 31, 2011	December 31, 2010	December 31, 2009
Net income attributable to MillerCoors	$1,003.8	$1,057.0	$842.8
MCBC economic interest	42%	42%	42%
MCBC proportionate share of MillerCoors net income	421.6	443.9	354.0
MillerCoors accounting policy elections(1)	—	—	7.3
Amortization of the difference between MCBC contributed cost basis and proportional share of the underlying equity in net assets of MillerCoors(2)	35.4	6.9	11.7
Share-based compensation adjustment(3)	0.9	5.3	9.0
Equity income in MillerCoors	$457.9	$456.1	$382.0

(1)
MillerCoors made its initial accounting policy elections upon formation, impacting certain asset and liability balances contributed by MCBC. Our investment basis in MillerCoors is based on the book value of the net assets we contributed to it. These adjustments reflect the impact on our investment in MillerCoors as a result of the differences resulting from accounting policy elections, the most significant of which was MillerCoors' election to value our contributed inventories using the first in, first out (FIFO) method, rather than the last in, first out (LIFO) method, which had been applied by us prior to the formation of MillerCoors, the impact of which was fully amortized in early 2009.

(2)
Our net investment in MillerCoors is based on the carrying values of the net assets contributed to the joint venture which is less than our proportional share of underlying equity (42%) of MillerCoors (contributed by both CBC and Miller) by approximately $589 million as of December 31, 2011. This difference, with the exception of goodwill and land, is being amortized as additional equity income over the remaining useful lives of the contributed long-lived amortizing assets. During the third quarter of 2011, MillerCoors recognized an impairment charge of $60.0 million associated with its Sparks brand intangible asset. Our portion, $25.2 million, or 42% of the charge, is offset by an adjustment to our basis amortization above. This adjustment represents accelerated amortization attributable to our proportionate share of the underlying basis of the asset class in which Sparks was contributed. The current basis difference combined with the $35.0 million recorded in 2008 and 2009 related to differences resulting from accounting policy elections must be considered to reconcile MillerCoors equity to our investment in MillerCoors.

(3)
The net adjustment is to record all share-based compensation associated with pre-existing equity awards to be settled in Class B common stock held by former CBC employees now employed by MillerCoors and to eliminate all share-based compensation impacts related to pre-existing SABMiller plc equity awards held by former Miller employees now employed by MillerCoors. As of the end of the second quarter of 2011, the share-based awards granted to former CBC employees now employed by MillerCoors became fully vested. As such, no further adjustments will be recorded related to these awards.

During fiscal year 2011, we recorded $28.2 million of beer sales to MillerCoors and $11.5 million of beer purchases from MillerCoors. In addition, we recorded $6.0 million of service agreement and other charges to MillerCoors and $1.3 million of service agreement costs from MillerCoors. As of December 31, 2011, we had $2.0 million net receivables due from MillerCoors. During fiscal year 2010, we recorded $35.1 million of beer sales to MillerCoors and $9.3 million of beer purchases from MillerCoors. In addition, we recorded $4.1 million of service agreement and other charges to MillerCoors and $1.2 million of service agreement costs from MillerCoors. As of December 25, 2010, we had $1.3 million net receivables due from MillerCoors. During fiscal year 2009, we recorded $38.1 million of beer sales to MillerCoors and $10.6 million of beer purchases from MillerCoors. In addition, we recorded $12.7 million of service agreement and other charges to MillerCoors and $1.6 million of service agreement costs from MillerCoors.
MCBC assigned the United States and Puerto Rican rights to the legacy Coors brands, including Coors Light, Coors Banquet, Keystone Light and the Blue Moon brands, to MillerCoors. We retained all ownership rights of these brands outside of the United States and Puerto Rico. In addition, we retained numerous water rights in Colorado. We lease these water rights to MillerCoors at no cost for use at its Golden, Colorado brewery.
There were no undistributed earnings in MillerCoors as of December 31, 2011, or December 31, 2010.
Other Equity Investments
Tradeteam Ltd.
Tradeteam, a joint venture between us and DHL in which we have a 49.9% interest, has a contract with us which gives them exclusive rights to provide our transportation and logistics services in the U.K. until 2018. Our approximate financial commitments under the distribution contract with Tradeteam based on foreign exchange rates as of December 31, 2011, are as follows:

Amount
(In millions)
2012	$135.1
2013	139.1
2014	143.3
2015	147.6
2016	152.0
Thereafter	277.6
Total	$994.7
The financial commitments on termination of the distribution agreement are to essentially take over property, assets and people used by Tradeteam to deliver the service to us, paying Tradeteam's net book value for assets acquired which approximates $35.5 million as of December 31, 2011.
Services provided under the Tradeteam contract were approximately $130.7 million, $117.6 million, and $118.4 million for the fiscal years ended 2011, 2010 and 2009, respectively, and are included in Cost of goods sold. As of December 31, 2011, and December 25, 2010, we had $15.6 million and $14.2 million due to Tradeteam for services provided.
Montréal Canadiens
Molson Hockey Holdings, Inc. ("MHHI"), a wholly-owned subsidiary of the Company, owned a 19.9% indirect common ownership in the Montréal Canadiens professional hockey team, the Gillett Entertainment Group and certain related assets (collectively, the "Club"). An independent party owned the controlling 80.1% common ownership interest in the Club. During the fourth quarter of 2009, CH Group Limited Partnership / Société en commandite Group CH ("CH Group") purchased the controlling 80.1% common ownership interest in the Club, as well as the interest in the ground lease of the Bell Centre arena in Montréal (the "Bell Centre") from the majority owner of the Club, an independent third-party. The general partner of CH Group and one of its limited partners are entities affiliated with Andrew Molson and Geoff Molson, who are both members of the Board of Directors of the Company.
In connection with CH Group's purchase of the controlling common ownership interest in the Club and the Bell Centre, effective December 1, 2009, MHHI sold its 19.9% common ownership interest in the Club to CH Group. We received net proceeds of CAD 56.3 million ($53.3 million), which is equal to the sale price for our interest reduced by a portion of the debt obligations of the Club assumed by the CH Group, and recognized a gain of CAD 48.7 million ($46.0 million) in Other income (expense) related to this transaction. The selling price of our interest in the Club was based on the price at which CH Group purchased the 80.1% controlling interest in the Club from the majority owner, an independent third party.
Brewers' Retail Inc.
BRI, a VIE, is a beer distribution and retail network for the Ontario region of Canada, owned by MCBC, Anheuser-Busch InBev ("ABI") and Sleeman. BRI charges its owners administrative fees that are designed so the entity operates at break-even profit levels. This administrative fee is based on costs incurred, net of other revenues earned, and is allocated in accordance with the operating agreement to its owners based on volume of products. Contractual provisions cause our interests to fluctuate based on this calculated market share requiring frequent primary beneficiary evaluations. Acquisition activity by ABI caused our variable interest to decrease to a level indicating that we were no longer the primary beneficiary and, as such, we deconsolidated BRI from our financial statements during the first quarter of 2009. Subsequent to deconsolidation we continue to regularly evaluate the primary beneficiary; however, based on the existing structure, control is shared and therefore we do not anticipate becoming the primary beneficiary in the foreseeable future.
BRI's liabilities exceeded its assets at the date of deconsolidation (negative book value), by $90.3 million. We recorded a liability of $74.3 million associated with the recognition of the fair value of our proportionate share of the guarantee we maintained with regard to BRI's debt obligations (see Note 20, Commitments and Contingencies for discussion of guarantee release in 2011). Because we have an obligation to proportionately fund BRI's obligations, the difference between net carrying value and the fair value of our retained equity interest in BRI was recorded as an adjustment to our BRI investment, effectively resulting in a negative equity method balance of $16 million. Additionally, because of our continued obligation, we continue to record our proportional share of BRI's net income or loss, despite our negative equity method balance. As of December 31, 2011, and December 25, 2010, we had a negative equity method balance of $28.5 million and $85.1 million, respectively. The decrease in our negative balance was primarily driven by historical corrections of immaterial errors identified during 2011 related to changes since our 2009 deconsolidation, including decreases in ownership, and a 2005 historical purchase accounting correction of $55.7 million related to the minority interest held by Molson at merger resulting in an equivalent offsetting decrease to goodwill at acquisition. This decrease was partially offset by our proportionate share in the increase of the BRI underfunded defined benefit and postretirement plans in fiscal year 2011. As a result of these immaterial errors we also recognized a non-cash benefit of approximately $4 million in Cost of goods sold and a credit to Other comprehensive income ("OCI") of $15.0 million related to tax impacts of historical pension and postretirement adjustments during 2011. Administrative fees under the agreement with BRI were approximately $99.5 million, $93.9 million and $89.2 million for fiscal years 2011, 2010 and 2009, respectively. As of December 31, 2011, and December 25, 2010, we had $40.9 million and $37.9 million due from BRI related to services under the administrative fees agreement, respectively.
Brewers' Distributor Ltd.
BDL, a VIE, is a distribution operation owned by MCBC and ABI and pursuant to an operating agreement, acts as an agent for the distribution of their products in the western provinces of Canada. The two owners share 50%/50% voting control of this business.
BDL charges the owners administrative fees that are designed so the entity operates at break-even profit levels. This administrative fee is based on costs incurred, net of other revenues earned, and is allocated in accordance with the operating agreement to the owners based on volume of products. No other parties are allowed to sell beer through BDL, which does not take legal title to the beer distributed for the owners. As of December 31, 2011, and December 25, 2010, our investment in BDL was $12.6 million and negative $0.4 million, respectively. The increase in our investment was primarily related to a reclassification of $11.9 million from trade accounts receivable based on our assessment of the receivable as a long-term investment. Administrative fees under the contract were approximately $41.6 million, $38.5 million, and $43.9 million for the fiscal years 2011, 2010 and 2009, respectively. As of December 31, 2011, and December 25, 2010, we had $13.5 million and $19.9 million due from BDL, respectively, related to services under the administrative fees agreement.
Modelo Molson Imports, L.P.
MMI, a 50%/50% joint venture with Modelo, imports, distributes, and markets the Modelo beer brand portfolio across all Canadian provinces and territories. Our sales team is responsible for selling the brands across Canada on behalf of the joint venture. We account for MMI, a VIE, under the equity method of accounting. During fiscal years 2011, 2010 and 2009, we incurred $15.4 million, $12.3 million and $7.6 million, respectively, of fees due to MMI. As of December 31, 2011, and December 25, 2010, we had $11.0 million and $15.5 million due to MMI, respectively, related to activities under the operating agreement.
Summarized financial information for our other equity method investments combined is as follows (in millions):
Results of Operations

	For the years ended
	December 31, 2011	December 25, 2010	December 26, 2009
Net sales	$840.5	$810.4	$996.9
Cost of goods sold(1)	(747.7)	(700.9)	(704.6)
Gross profit	$92.8	$109.5	$292.3
Operating income	$51.1	$48.8	$47.0
Net Income	$42.4	$40.7	$22.0

(1)	Historical amounts adjusted to reflect current presentation.
Condensed Combined Balance sheets

	As of
	December 31, 2011	December 25, 2010
Current assets	$311.2	$410.9
Non-current assets	370.8	358.1
Total assets	$682.0	$769.0
Current liabilities	$379.4	$670.2
Non-current liabilities	271.6	99.3
Total liabilities	651.0	769.5
Owners' equity	31.0	(0.5)
Total liabilities and owners' equity	$682.0	$769.0
There were no significant undistributed earnings as of December 31, 2011, or December 25, 2010, for any of the companies included in other equity investments above.
Consolidated Variable Interest Entities
Grolsch
Grolsch is a joint venture between us and Royal Grolsch N.V. in which we hold a 49% interest. The Grolsch joint venture markets Grolsch branded beer in the United Kingdom and the Republic of Ireland. The majority of the Grolsch branded beer is produced by us under a contract brewing arrangement with the joint venture. MCBC and Royal Grolsch N.V. sell beer to the joint venture, which sells the beer back to MCBC (for onward sale to customers) for a price equal to what it paid, plus a marketing and overhead charge and a profit margin. Grolsch is a taxable entity in the U.K. Accordingly, income tax expense in our consolidated statements of operations includes taxes related to the entire income of the joint venture. We consolidate the results and financial position of Grolsch and it is reported within our U.K. operating segment.
Cobra Beer Partnership, Ltd
During the second quarter of 2009, we purchased 50.1% of Cobra Beer Partnership, Ltd. ("Cobra U.K."), which owns the worldwide rights to the Cobra beer brand (with the exception of the Indian sub-continent owned by Cobra India). The non-controlling interest is held by the founder of the Cobra beer brand. We consolidate the results and financial position of Cobra U.K. and it is reported within our U.K. operating segment.
The following summarizes the assets and results of operations of our consolidated joint ventures (including noncontrolling interests). None of our consolidated VIEs held debt as of December 31, 2011, or December 25, 2010.

	For the years ended/As of
	December 31, 2011			December 25, 2010			December 26, 2009
	Total Assets(1)	Revenues(2)	Pre-tax income	Total Assets(1)	Revenues(2)	Pre-tax income	Revenues(2)	Pre-tax income
	(In millions)
BRI	$—	$—	$—	$—	$—	$—	$40.4	$—
Grolsch	$20.4	$27.3	$3.9	$14.1	$30.1	$4.3	$37.8	$5.7
Cobra U.K.	$31.6	$40.1	$6.9	$32.7	$39.2	$6.9	$21.2	$1.9
Granville Island(3)	$—	$—	$—	$—	$—	$—	$4.6	$0.2

(1)	Excludes receivables from the Company.

(2)
Substantially all such sales for Grolsch are made to the Company, and as such, are eliminated in consolidation. The BRI revenues for 2009 represent the first two months prior to deconsolidation. Revenues for Cobra U.K. for the fiscal year 2009 reflect 6 months of activity.

(3)	During the second quarter of 2010, we acquired 100% of the outstanding stock and, as a result, Granville Island is no longer classified as a VIE.